SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  June 22, 2009 (June 18, 2009)

STEEL DYNAMICS, INC.

(Exact name of registrant as specified in its charter)

Indiana (State or other jurisdiction of incorporation)	0-21719 (Commission File Number)	35-1929476 (IRS Employer Identification No.)

6714 Pointe Inverness Way, Suite 200, Fort Wayne, Indiana 46804

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  260-969-3500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                             Other Events

On June 18, 2009, Steel Dynamics, Inc. issued a press release entitled “Steel Dynamics Announces Exercise in Full by Underwriters of Over-Allotment Options on Common Stock and Convertible Senior Notes,” relating to its recent underwritten sale of common stock and 5.125% convertible senior notes due 2014.  The full text of the press release is furnished herewith and attached hereto as Exhibit 99.1.

Item 9.01                                             Financial Statements and Exhibits

(d)  The following exhibit is included with this report:

Exhibit No.	Exhibit Description

99.1	Press release entitled “Steel Dynamics Announces Exercise in Full by Underwriters of Over-Allotment Options on Common Stock and Convertible Senior Notes.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereto duly authorized.

STEEL DYNAMICS, INC.

/s/ Theresa E. Wagler
Date: June 22, 2009	By:	Theresa E. Wagler
	Title:	Executive Vice President